UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                   FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               __________________

                               December 13, 2005

                                 Pop N Go, Inc.
               (Exact Name of Registrant as Specified in Charter)

                   Delaware                              000-49821
(State or other jurisdiction of incorporation)     (Commission File Number)

                                   95-4603172
                        (IRS EmployerIdentification No.)

        12429 East Putnam Street, Whittier, California        90602
           (Address of principal executive offices)        (Zip code)

     Registrant's telephone number, including area code:     (562) 945-9351


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d 2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e 4(c))

==============================================================================
Item 1.01 Entry into a Material Definitive Agreement.

On November 16, 2005, Pop N Go (the "Company") entered into a certain Securities Purchase Agreement ("SPA") with Cornell Capital Partners, LP ("Cornell" and together with the Company, the "Parties") pursuant to which the Company issued to Cornell a One Million Two Hundred Thousand Dollar ($1,200,000) secured convertible debenture (the "Debenture") of even date with the SPA. Seven Hundred Thousand Dollars ($700,000) of the Debenture was funded on November 16, 2005 and an additional ($500,000) will be funded when the Company effectuates an increase in its authorized capital stock. The Debenture is convertible, in whole or in part, at any time and from time to time before maturity at the option of the holder at the lesser of (a) three cents ($0.03) or (b) eighty percent (80%) of the lowest closing bid price of common stock for five (5) trading days immediately preceeding the conversion date. The Debenture has a term of two (2) years, piggy-back registration rights and accrues interest at a rate equal to ten percent (10%) per year. The Debenture is secured by certain pledged assets of the Company. The Parties have also entered into an Investor Registration Rights Agreement, pursuant to which the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, and applicable state securities laws.

In connection with the SPA the Company also issued Cornell a warrant to purchase 120,000,000 shares of the Company's common stock.

Item 3.02 Unregistered Sales of Equity Securities.

	See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

	(a) Not applicable

	(b) Not applicable

	(c) Exhibits

Exhibit	Description	Location
-------------------------------------
10.1 Securities Purchase Agreement, dated November 16, 2005, by and between the Company and Cornell. Provided herewith

10.2 Secured Convertible Debenture, dated November 16, 2005, issued by the Company to Cornell. Provided herewith

10.3 Security Agreement, dated November 16, 2005, by and between the Company. Provided herewith

10.4 Investor Registration Rights Agreement, dated November 16, 2005, by and between the Company and Cornell. Provided herewith

10.5 Warrant issued to Cornell by the Company dated November 16, 2005. Provided herewith

10.6 Escrow Agreement among Cornell, the Company and David Gonzalez. Provided herewith



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POP N GO

Date:	December 13, 2005


By:/s/Mel Wyman
_________________________
Name:	Mel Wyman
Title:	Chief Executive Officer